EXHIBIT 10-7

                        SECURITY AGREEMENT


    AGREEMENT made this 8th day of March, 1996 between ARTISTIC GREETINGS INCORPORATED, a Delaware corporation (the "Debtor"), and MARINE MIDLAND BANK, a New York State banking corporation (the "Secured Party").

    In consideration of any and all extensions of credit heretofore or hereafter made by the Secured Party to the Debtor pursuant to the Revolving Credit Agreement dated the date hereof between the Debtor and the Secured Party (the "Credit Agreement"), it is hereby agreed as follows:

I.  SECURITY INTEREST

     The Debtor hereby grants a present security interest in and assigns to the Secured Party the collateral described in Paragraph II (the "Security Interest") to secure payment and performance of all debts, liabilities, obligations and indebtedness of the Debtor to the Secured Party described in the Credit Agreement (including Existing Letters of Credit as defined therein), the Commercial Installment Loan Agreement between the Debtor and the Secured Party dated August 16, 1991, the Commercial Installment Loan Agreement between the Debtor and the Secured Party dated March 29, 1995, and all notes executed in connection therewith, whether such indebtedness is from time to time reduced and thereafter increased or entirely extinguished and thereafter reincurred, including, without limitation, any sums advanced by the Secured Party for taxes, assessments, insurance and other charges and expenses as hereinafter provided (the "Indebtedness").

II.  COLLATERAL

     The collateral of this Security Agreement is all of Debtor's accounts receivable, book debts, notes, drafts, acceptances and other forms of obligations heretofore received by or belonging or owing to Debtor, whether arising from the sale of goods or rendition of services by Debtor or otherwise (including, without limitation, for the purposes of this definition, any such obligation that might be characterized as an account, contract right, instrument, general intangible or chattel paper under the Uniform Commercial Code as in effect in any jurisdiction), all of Debtor's rights in, to and under all purchase orders heretofore, now or hereafter received by Debtor for goods or services, and all moneys due or to become due to Debtor under all contracts for the sale of goods and the performance of services by Debtor (whether or not yet earned by performance) or in connection with any other transaction, and in and to all rights and remedies which the Debtor might exercise with respect thereto but for the execution of this Security Agreement (hereinafter collectively called the "accounts"); all inventory now or hereafter owned or acquired by Debtor, including without limitation goods held for sale or lease or to be furnished under contracts of service, raw materials, work in progress, materials to be used or consumed in Debtor's business, all documents covering said inventory, and all such inventory which is returned or repossessed (hereinafter collectively called the "inventory"); general intangibles; and Customer Lists (as defined in the Credit Agreement) together with all the proceeds thereof in any form, including insurance proceeds (hereinafter collectively called the "Collateral").

III.  DEBTOR'S WARRANTIES AND REPRESENTATIONS

     Debtor represents and warrants and, so long as any Indebtedness remains unpaid, shall be deemed to continuously represent and warrant that:

     A. Debtor is the owner of the Collateral free of all security interests, liens or other encumbrances, except the Security Interest and except as reflected on Schedule B annexed hereto and liens of the type described in Section 6.1 of the Credit Agreement.

     B. Debtor is authorized to enter into this Security Agreement.

     C. This Security Agreement is effective to create in favor of the Secured Party the Security Interest in the Collateral as set forth herein.

     D. Debtor is authorized to enter into the transactions contemplated herein.

     E. Debtor is engaged in business operations which are carried on at the address(es) specified in Schedule A annexed hereto.

     F. Debtor's records concerning the Collateral are kept at the address(es) specified in Schedule A annexed hereto.

     G. The Collateral is located at the address(es) specified in Schedule A annexed hereto.

     H. Each account is genuine and enforceable in accordance with its terms against the party obligated to pay or perform it (the "account debtor") subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting the enforceability of creditors' rights generally, and except for accounts which are properly reserved against on the Debtor's financial statements and except for accounts which do not at any time exceed $25,000 less the aggregate amount of accounts included under the similar exception in paragraph III. J. below.

     I. The amounts or performance represented by Debtor to the Secured Party as owing by each account debtor or all account debtors is the correct amount or performance actually owing by the account debtor or all account debtors, except for normal cash discounts where applicable.

     J. To the Debtor's knowledge, no account debtor has any defense, set off, claim or counterclaim against Debtor which can be successfully asserted against the Secured Party, whether in any proceeding to enforce this Security Agreement and the rights conferred hereunder or otherwise, except for defenses, set off, claims or counterclaims which do not at any time exceed, in the aggregate, $25,000 less the aggregate amount of accounts included under the similar exception in paragraph III. H. above.

     K. Each account or all accounts arose in the ordinary course of Debtor's business.

     L. No notice of the bankruptcy or insolvency of any account debtor has been received by Debtor.

     M. The Collateral is used or bought for use primarily for Debtor's business operations.

IV.  COVENANTS OF DEBTOR

     So long as any Indebtedness remains unpaid, the Debtor:

     A. will defend the Collateral against the claims and demands of all other parties claiming any interest therein adverse to Secured Party, except that the Debtor need not so defend the Collateral against purchasers and lessees of inventory in the ordinary course of the Debtor's business.

     B. will keep the Collateral free from all security interests, liens or other encumbrances, except the Security Interest and except as reflected in Schedule B annexed hereto and liens of the type described in Section 6.1 of the Credit Agreement.

     C. will not sell, transfer, assign or otherwise dispose of any Collateral or any interest therein, except as reflected in Schedule B annexed hereto, except that the Debtor may sell or lease inventory in the ordinary course of the Debtor's business until the occurrence of a default as hereinafter provided.

     D. will indemnify the Secured Party against all claims arising out of or in connection with this Agreement or the pledge and security interest contemplated hereby.

     E. will at all times maintain, in accordance with generally accepted accounting principles consistently applied, complete and accurate books and records concerning the Collateral, and at the Secured Party's request will mark all books and records and any or all accounts to indicate the Security Interest.

     F. will permit the Secured Party or its agents to inspect the Collateral, to audit the books and records of the Debtor relating to the Collateral and to make extracts from them or from any of the Debtor's books, reports, records and correspondence upon reasonable notice and at reasonable times, and to inspect the Debtor's business locations and operations at any reasonable time upon notice, and not to unreasonably interfere with the operation of the Debtor's business.

     G. upon the occurrence and during the continuance of an Event of Default, will deliver to the Secured Party, upon demand, any documents of title, chattel paper, invoices, shipping or delivery receipts, purchase orders, contracts or other documents representing or concerning the Collateral or any part thereof and any proceeds and any and all other schedules, documents and statements which the Secured Party may from time to time reasonably request.

     H. will advise the Secured Party promptly in writing, in sufficient detail, of the occurrence of any event which would have a material effect on the value of the Collateral as a whole or on the lien and Security Interest granted to the Secured Party herein.

     I. will, on the Secured Party's reasonable request, execute and deliver to the Secured Party such financing statements and other instruments and do all acts as in the Secured Party's reasonable judgment may be necessary or appropriate to establish and maintain a valid security interest in the Collateral; and on the Debtor's failure to do so, the Secured Party may sign any financing statements or other papers on the Debtor's behalf; and the Debtor will pay all costs of any filings of financing statements or other instruments.

     J. will insure the Collateral against any and all risks customarily insured against by corporations in the same or similar businesses, in coverage, form and amount reasonably satisfactory to the Secured Party with the Secured Party named as additional insured, and loss payee as its interests may appear, with provision for thirty (30) days minimum cancellation notice to the Secured Party; should the Collateral consist in whole or in part of real property, the Secured Party is to be named as mortgagee, and, at the Secured Party's written request, will deliver copies of each such policy or certificate of insurance to the Secured Party.

     K. will promptly notify the Secured Party in writing of any change in the Debtor's business address(es) specified in Schedule A annexed hereto and of any changes in the location(s) specified therein or of the existence of additional locations at which the Collateral or records concerning it are kept; and, if any such change in location requires a refiling of a financing statement to perfect the Security Interest in any of the Collateral or is to a place outside the state or province in which the Collateral is located on the date hereof, will not change such location without at least ten (10) days prior written notice to the Secured Party.

     L. will promptly notify the Secured Party in writing of any condition or event which constitutes, or would constitute with the passage of time or giving of notice or both, an Event of Default under this Security Agreement, and shall promptly inform the Secured Party of any events or changes in the Debtor's financial condition occurring since the date of this Security Agreement which individually or cumulatively may result in a material adverse change in the financial condition of the Debtor.

     M. will pay, prior to delinquency, all taxes, charges, liens and assessments against the Collateral other than taxes, charges, liens and assessments being contested by Debtor in good faith, by appropriate proceedings; and (subject to Debtor's right to contest) on the Debtor's failure to do so after notice from Secured Party, the Secured Party, at its option, may pay any such items necessary to discharge the same. Such payment shall become part of the Indebtedness secured by the Security Agreement.

     N. will reimburse the Secured Party for any action elected hereunder and taken by the Secured Party to remedy a default hereunder.

     O. upon maturity, whether by acceleration or otherwise, will keep the Collateral and its proceeds separate and distinct from other property of the Debtor and will keep accurate and complete records of the Collateral and its proceeds.

     P. upon the occurrence of an Event of Default, before or after notification to account debtors, will hold in trust for the Secured Party all proceeds in the forms of cash and negotiable instruments for the payment of money received by the Debtor in payment of any account and will not later than the next business day following the day of their receipt pay the same over to the Secured Party for application against the Indebtedness of the Debtor to the Secured Party, the order and method of application to be in the sole discretion of the Secured Party.

     Q. will immediately notify the Secured Party of any default by any account debtor in performance of his obligation with respect to any Eligible Account.

     R. will not, without the Secured Party's written consent, make or agree to make any alteration, modification, cancellation of, substitution for, credit, adjustment or allowance on any Eligible Account with an unpaid balance in excess of $25,000.

     S. will, if the Collateral is of a type normally used in more than one state and the Debtor has a place of business in more than one state, promptly notify the Secured Party in writing of any change in the Debtor's chief place of business from that shown on Schedule A annexed hereto.

     T. will keep the Collateral in good condition and repair, except for the ordinary wear and tear of its intended primary use, and will not use it in violation of any provisions of this Security Agreement, any applicable statute, regulation, ordinance or of any policy insuring it.

V.  DEFAULT \ SECURED PARTY'S REMEDIES ON DEFAULT

     A. The occurrence of an Event of Default under the terms of the Credit Agreement shall constitute an Event of Default under this Security Agreement whether or not the Credit Agreement is still in force and effect.

     B. On the occurrence and during the continuance of an Event of Default, the Secured Party may, without notice to the Debtor, declare any or all of the obligations secured by this Security Agreement immediately due and payable; and the Secured Party's rights and remedies with respect to the Collateral shall be those of the Secured Party under the Uniform Commercial Code and under any other applicable law, as the same may from time to time be in effect, in addition to those rights granted herein and in any other Loan Document (as defined in the Credit Agreement) now or hereafter in effect between the Debtor and the Secured Party.

     C. Without in any way requiring notice to be given in the following time and manner, the Debtor agrees that any notice by the Secured Party of any sale, disposition or other intended action hereunder or in connection herewith, whether required by the Uniform Commercial Code or otherwise, shall constitute reasonable notice to the Debtor (to each of them if there are more than one) if such notice is mailed by regular or certified mail, postage prepaid, at least ten (10) days prior to such action, to the Debtor's address first specified in Schedule A annexed hereto and to any other address which the Debtor has specified in writing to the Secured Party as the address at which notices hereunder shall be given to the Debtor.

     D. At or after maturity, whether by acceleration or otherwise, and on the Secured Party's written notice to the Debtor, the Debtor will assemble the Collateral and make it available to the Secured Party at such place, to be designated in said notice, as is reasonably convenient to both parties.

     E. The Debtor agrees to pay all reasonable costs and expenses actually incurred by the Secured Party in enforcing this Security Agreement, in realizing upon any Collateral and in enforcing and collecting any Indebtedness, including, without limitation, reasonable attorneys' fees if the Secured Party retains counsel for any such purpose.

     F. No act, delay, omission, or course of dealing between the Debtor and the Secured Party will be a waiver of any of the Secured Party's rights or remedies under this Security Agreement; and no single or partial exercise of any right or remedy hereunder shall preclude any other or further exercise thereof or the exercise of any other right or remedy. A waiver by the Secured Party of any rights or remedies under the terms of this Security Agreement or with respect to any obligation secured by this Security Agreement on any occasion will not be a bar to the exercise of any right or remedy on any subsequent occasion. The Secured Party may remedy any default by the Debtor hereunder or with respect to any Indebtedness in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by the Debtor.

VI.  OTHER RIGHTS OF SECURED PARTY

     A. The Secured Party shall have the right to verify all or any accounts in any manner and through any medium the Secured Party may consider reasonably appropriate and the Debtor agrees to furnish all assistance and information and perform any acts which the Secured Party may reasonably require in connection therewith.

     B. At and after maturity, whether by acceleration or otherwise, the Secured Party may notify all or any account debtors of the Security Interest and may also direct such account debtors to make all payments on accounts to the Secured Party. The Secured Party may, upon written notice, require the Debtor to so notify and direct the account debtors. All payments on and other proceeds from accounts received by the Secured Party directly or from the Debtor shall be applied to the Indebtedness in such order and manner and at such times as the Secured Party shall, in its sole discretion, determine. Upon the occurrence and during the continuance of an Event of Default and upon demand by the Secured Party, any payments on or other proceeds of accounts received by the Debtor, before or after notification to account debtors, shall be held by the Debtor in trust for the Secured Party in the same medium in which received, shall not be commingled with any assets of the Debtor and shall be turned over to the Secured Party not later than the next business day following the day of their receipt. Upon the occurrence and during the continuance of an Event of Default and upon demand, the Debtor shall also promptly notify the Secured Party of the return to or repossession by the Debtor of any inventory or goods underlying any account, and the Debtor shall hold the same in trust for the Secured Party and shall dispose of the same as the Secured Party directs. At and after maturity, whether by acceleration or otherwise, the Secured Party may also demand, collect and sue on the accounts in either the Debtor's or the Secured Party's name at the latter's option, with the right to enforce, compromise, settle or discharge any account, and may endorse the Debtor's name on any and all checks, commercial paper and any other instruments pertaining to the accounts.

     C. The Debtor hereby authorizes the Secured Party, at the Debtor's expense, to file such financing statement or statements relating to the Collateral without the Debtor's signature thereon as the Secured Party at its option may reasonably deem necessary in order to perfect its Security Interest hereunder, and appoints the Secured Party as the Debtor's attorney-in-fact (without requiring the Secured Party) to execute any such financing statement or statements in the Debtor's name and to perform all other acts which the Secured Party reasonably deems necessary in order to perfect and continue the Security Interest and to protect and preserve the Collateral.

     D. As further security for payment of the Indebtedness, the Debtor hereby grants to the Secured Party a security interest in and lien on any and all property of the Debtor which is or may hereafter be in the Secured Party's possession in any capacity, including, without limitation, all moneys owed or to be owed by the Secured Party to the Debtor; and with respect to all of such property, the Secured Party shall have the same rights hereunder as it has with respect to the Collateral.

     E. Without limiting any other right of the Secured Party, whenever the Secured Party has the right to declare any Indebtedness to be immediately due and payable (whether or not it has been so declared), the Secured Party at its sole election may set off against the Indebtedness any and all moneys then owed to the Debtor by the Secured Party in any capacity, whether or not due, and the Secured Party shall be deemed to have exercised such right of setoff immediately at the time of such election even though any charge therefor is made or entered on the Secured Party's records subsequent thereto. The Secured Party shall give the Debtor written notice of any such setoff.

     F. The rights and benefits of the Secured Party hereunder shall, if the Secured Party so agrees, inure to any party acquiring any interest in the Indebtedness or any part thereof.

     G. The Secured Party shall have no obligation to take, and the Debtor shall have the sole responsibility for taking, any and all steps to preserve material rights against any and all prior parties to any instrument or chattel paper in the Secured Party's possession as proceeds in connection with this Security Agreement. The Debtor hereby waives protest of any instrument constituting Collateral at any time held by the Secured Party on which the Debtor is in any way liable.

VII.  GENERAL PROVISIONS

     A. As used herein, the phrase "and during the continuance of an Event of Default" means the period commencing upon the occurrence of such Event of Default and ending on the date such Event of Default is waived by the Secured Party in writing.

     B. All rights and remedies of the Secured Party inure to the benefit of its successors or assigns and the Debtor may assert no claims or defenses against the assignee which it may have against the Secured Party except those granted by this Security Agreement.

     C. As used in this Security Agreement, "Debtor" means singular or plural according to the number of persons signing this Security Agreement and includes Debtor's heirs, executors, administrators, successors, representatives, receivers and trustees; "Secured Party" includes its successors and assigns.

     D. If this Security Agreement is signed by more than one person as Debtor, it will be the joint and several agreement of all signing.

     E. If any provision of this Security Agreement is invalid or unenforceable under any law, such provision is and will be totally ineffective to that extent, but the remaining provisions will be unaffected.

     F. Division headings used in this Security Agreement are for convenience only and are to be given no substantive meaning or significance whatever in construing the terms and provisions of this Security Agreement.

     G. Any notice to the Secured Party will be effective only on its receipt by the Secured Party.

     H. This Security Agreement and the transactions evidenced by it shall be interpreted, construed, applied and enforced in accordance with the laws of the State of New York, as they may from time to time be in effect.

     I. This Security Agreement together with the Loan Documents (as defined in the Credit Agreement) constitutes the entire understanding between the parties to it with respect to the transactions contemplated herein; and no modification, rescission, release, amendment, or waiver (except as indicated in this Security Agreement) of any provision of this Security Agreement shall be made except by a written agreement subscribed by Debtor and by the Secured Party or their agents.

     J. This Security Agreement is and is intended to be a continuing Security Agreement and shall remain in full force and effect until all of the Indebtedness and any extensions or renewals thereof together with interest accruing thereon, shall be paid in full. However, on request of the Borrower, the Bank will release only the Security Interest granted by this Security Agreement, if all of the following conditions have been satisfied:

        (i) All Indebtedness and obligations of the Borrower incurred under (a) the Credit Agreement and (b) any and all reimbursement agreements with respect to any Existing Letters of Credit (as defined in the Credit Agreement), shall have been fully, finally, and irrevocably paid in full;

        (ii) No Existing Letters of Credit or Additional Letters of Credit shall be outstanding;

        (iii) The Bank shall have no continuing obligations under the Credit Agreement;

        (iv) No Event of Default shall have occurred under this Security Agreement except for any waived by the Bank; and

        (v) The Bank shall have received an appraisal in form and substance satisfactory to it, by an appraiser approved by it, fully paid for by the Borrower, and dated as of a date within thirty days of the date of the request for release of the Security Interest, showing that the Orderly Liquidation Value of the specific equipment collateral securing the remaining Indebtedness exceeds the principal balance of the remaining Indebtedness.

     K. In the event the Secured Party seeks to take possession of any or all of the Collateral by court process, Debtor hereby irrevocably waives any bonds and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession, and waives any demand for possession prior to the commencement of any suit or action to recover with respect thereto and waives the right to demand a jury in the trial of any action in which the Secured Party and Debtor are parties.

     L. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons may require.

     M. The exercise by the Secured Party or failure to exercise any authority granted it hereunder shall in no way affect Debtor's liability to the Secured Party hereunder or under the Credit Agreement; and the Secured Party shall not be under any obligation or duty to exercise any of the powers hereby conferred upon it and it shall be without liability for any act or failure to act in connection with the collection of, or the preservation of any rights with regard to, any of the Collateral.

                              ARTISTIC GREETINGS INCORPORATED


                              By: /s/ Thomas C. Wyckoff